SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  March 8, 2000
                      -------------------------------------
                Date of Report (date of earliest event reported)




                               ABSOLUTEFUTURE.COM
                       -----------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



                                     NEVADA
                         ------------------------------
         (STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)


                000-24199                           88-0306099
        (Commission File Number)         (IRS Employer Identification No.)


                               AbsoluteFuture.com
             10900 N.E. 8th Street, Suite 1414, Bellevue, WA. 98004
             -------------------------------------------------------
              (Address of Registrant's Principal executive office)


                                 (425) 462-6210
         ---------------------------------------------------------------
              (Registrant's telephone number, including area code)

Item 4.  Changes in Registrant's Certifying Accountants


(1) On February 21, 2000, Barry L Friedman PC resigned as auditor to AbsoluteFuture.com at the request of the Board of Directors. During the two previous fiscal years, the auditor expressed no adverse opinion, nor was any audit qualified or modified. There were no disagreements of any kind between AbsoluteFuture.com and Barry L Friedman PC. The Board of Directors of AbsoluteFuture.com decided that it wanted to use a major accounting firm to perform its audit and therefore asked Barry L Friedman to resign and approved the appointment of KPMG LLP.

(2) On February 21, 2000, Absolutefuture.com engaged KPMG LLP ("KPMG") as its certifying accountant. Management has not previously consulted with KPMG on any accounting or financial reporting matters.

(3) Other than the disclosures above, there are no other matters required pursuant to Form 8-K, or Item 304 of Regulation S-K, to be disclosed herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

ABSOLUTEFUTURE.COM

Date:   March 8, 2000
By:/s/ GRAHAM ANDREWS
Graham Andrews
President